LEASEHOLD MORTGAGE MODIFICATION AND EXTENSION AGREEMENT

                                  made between

                     MENDIK REAL ESTATE LIMITED PARTNERSHIP
                             c/o Mendik Corporation
                               330 Madison Avenue
                            New York, New York 10017
                                  as Mortgagor

                                      and

                            FGH REALTY CREDIT CORP.
                               292 Madison Avenue
                            New York, New York 10017
                                  as Mortgagee


                         Dated: As of September 9, 1996

                           After Recording, Return to
                              Sullivan & Worcester
                                767 Third Avenue
                           New York, New York  10017
                          Attn.: Alan H. Pleskow, Esq.
                                   Premises:


                         550 and 600 Mamaroneck Avenue
                    County of Westchester, State of New York

                                  Block: 482
                                  Lots: 72, 27
                                  County: Westchester
                                  Town: Harrison


            LEASEHOLD MORTGAGE MODIFICATION AND EXTENSION AGREEMENT

   THIS LEASEHOLD MORTGAGE MODIFICATION AND EXTENSION AGREEMENT (this "Agreement"), dated as of September 9, 1996, between MENDIK REAL ESTATE LIMITED PARTNERSHIP, a New York limited partnership, having an address at c/o Mendik Corporation, 330 Madison Avenue, New York, New York 10017 (the "Mortgagor") and FGH REALTY CREDIT CORP., a Delaware corporation (formerly known as Friesch-Groningsche Hypotheekbank Realty Credit Corporation), having an address at 292 Madison Avenue, New York, New York 10017 (the "Mortgagee").

                             W I T N E S S E T H :

   WHEREAS, the Mortgagor executed and delivered to the Mortgagee a Promissory Note, dated as of September 25, 1991 in the original principal amount of $6,500,000.00 (the "Original Note"), which Original Note evidences a loan in the original principal amount of up to $6,500,000.00 made by the Mortgagee to the Mortgagor pursuant to that certain Loan Agreement dated September 25, 1991 between the Borrower and the Lender (the "Original Loan Agreement");

   WHEREAS, the Original Note is secured by a certain Leasehold Mortgage and Security Agreement, dated as of September 25, 1991, from the Mortgagor in favor of the Mortgagee and recorded on October 2, 1991 in the Office of the Clerk of the County of Westchester, State of New York (the "Clerk's Office") in Liber 14863, Page 55 (the "Original Mortgage"), which Original Mortgage encumbers Mortgagor's interest as tenant in the ground leases, (collectively, the "Ground Lease") described on Schedule A attached hereto, which Ground Lease affects the property located at 550 Mamaroneck Avenue and 600 Mamaroneck Avenue, County of Westchester, State of New York and more particularly described on Schedule B attached hereto and made a part hereof (the "Mortgaged Property");

   WHEREAS, simultaneously with the execution of this Agreement, the Mortgagor and Mortgagee have modified and extended the terms of the Original Note and the Original Loan Agreement pursuant to a Promissory Note and Loan Agreement Modification and Extension Agreement (the Original Note, as so modified and extended, is hereinafter referred to as the "New Note", and the Original Loan Agreement, as so modified and extended, is hereinafter referred to as the "Loan Agreement", and the New Note and the Loan Agreement together with the Original Mortgage, as amended hereby, and any and all other documents executed in connection herewith or therewith, the "Loan Documents"); and

   WHEREAS, the Mortgagor has requested, and the Mortgagee has agreed, to modify the terms of the Original Mortgage as hereinafter set forth.

   NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and the Mortgagee hereby agree as follows:

   A. DEFINED TERMS. All capitalized terms used herein, unless otherwise defined, shall have the meaning set forth in the Original Mortgage.

   B. EXTENSION OF TERM. The scheduled maturity of the Original Mortgage is hereby extended to September 25, 1997.

   C. AMENDMENT OF ORIGINAL MORTGAGE. The terms, covenants and provisions of the Original Mortgage are hereby modified and amended to the extent set forth below and, except as set forth below, the terms of the Original Mortgage shall remain unchanged and in full force and effect and the Original Mortgage as so modified and amended is hereby confirmed in all respects by the Mortgagor:

      1. The Original Mortgage is hereby amended by replacing the definition of "Note" set forth in first recital thereof appearing on page 1 of the Original Mortgage with the definition of the New Note set forth in this Agreement. Furthermore, any and all references to "Note" set forth in the Original Mortgage shall mean the New Note. The Original Mortgage, as modified and extended by this Agreement, shall secure the New Note with the same force and effect as the Original Mortgage did, and shall be afforded the same priority as the Original Mortgage had, with the Original Note.

      2. The Original Mortgage is hereby amended by inserting the following after the word "agreements" appearing in the fifth line of the Granting Clause on page 2 of the Original Mortgage:

       "including, without limitation, the Loan Agreement, as amended by the Promissory Note and Loan Agreement Modification and Extension Agreement, dated September 9, 1996 between Mortgagor and Mortgagee,"

       3. The Original Mortgage is hereby amended by adding the following after paragraph 1.04.6(a) appearing on page 12 of the Original Mortgage:

       "Particular Insurance Provisions. In addition to the insurance requirements set forth above, the Mortgagor shall comply with the requirements set forth below. If the provisions set forth below conflict with the terms set forth elsewhere in this Mortgage, the terms set forth below shall control.

        (a)  Coverage Provisions.

             (i) All risk/open perils special form property insurance shall be in force with limits of one hundred percent (100%) replacement cost. If a coinsurance clause shall be in effect, an agreed amount endorsement shall be required. Blanket policies shall include limits by property location. The coverage shall insure the Mortgaged Property and all tangible personal property.

             (ii) Broad form boiler and machinery coverage, including a form of business income coverage, shall be in force if any such items are located on or about the Mortgaged Property.

             (iii) If available, flood insurance shall be in force if the Mortgaged Property is located in a special flood hazard area according to the most current flood insurance rate map issued by the Federal Emergency Management Agency. The coverage shall include the Mortgaged Property and the tangible personal property.

             (iv) A form of business income coverage shall be in force in the amount of eighty percent (80%) of one year's business income from the Mortgaged Property. Blanket policies shall include limits by property location.

             (v) Comprehensive/general liability coverage shall be in force with a one million dollar ($1,000,000.00) combined single limit per occurrence with a minimum aggregate limit of two million dollars ($2,000,000.00). Umbrella/excess liability insurance may be used to satisfy this requirement.

             (vi) Liquor liability coverage shall be in force if applicable law may impose liability on those selling, serving or giving alcoholic beverages to others and if such beverages will be sold, served or given on the Mortgaged Property.

        (b) How Mortgagee shall be Named. On all property policies and coverages (including coverage against loss of business income), the Mortgagee shall be named as "first mortgagee" under a standard mortgage clause. On all liability policies and coverages, the Mortgagee shall be named as an "additional insured." The Mortgagee shall be referred to verbatim as follows:
"FGH Realty Credit Corp. and its successors, assigns and affiliates; as their interests may appear; c/o AEGON USA Realty Advisors, Inc.; Mortgage Loan Dept.; 433 Edgewood Rd., NE; Cedar Rapids, Iowa 52499".

        (c) Rating. The insurance carrier shall be rated A, Class XII, or better by Best's Rating Service, without regard to its parent's or any reinsurer's rating.

        (d) Deductible. The maximum deductible on all coverages and policies shall be twenty-five thousand dollars ($25,000.00).

        (e) Notices Changes and Renewals. All policies shall require the insurance carrier to give the Mortgagee a minimum of thirty (30) days' notice in the event of cancellation or non-renewal. Any vacancy, change of title, tenant occupancy or use, physical damage or contract shall be reported to the Mortgagee immediately. An original or certified copy of each policy shall be required upon renewal. If no such copy is available, the Mortgagee shall accept a binder for a period not to exceed ninety (90) days. All binders, certificates of insurance and original or certified copies of policies shall name the Mortgagee as a named insured, or as an additional insured, shall include the complete and accurate property address and shall bear the original signature of the issuing insurance agent."

         4. The Original Mortgage is hereby amended by deleting paragraph 5.02 in its entirety appearing on page 42 of the Original Mortgage and inserting the following paragraph 5.02 in its place:

         "5.02 Addresses for Notices. Etc.

             (a) Any notice, report, demand or other instrument authorized or required to be given or furnished shall be deemed given or furnished (i) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered at such address (against a signed receipt), (ii) three days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid,
(iii) when delivered by nationwide commercial courier service, one business day after the date of delivery of such notice to the courier service (provided that overnight delivery service is used), or (iv) when transmitted by telecopy to the telecopier number set forth below, to the party intended to receive same, provided that such transmission is confirmed by duplicate notice in such other manner as permitted above, upon receipt at such telecopier number:

            Mortgagee:   FGH Realty Credit Corp.
                         292 Madison Avenue
                         New York, New York  10017
                         Attention:  Special Servicing Department
                         Telecopier:  (212) 251-0149

            Copy to:     Sullivan & Worcester LLP
                         767 Third Avenue
                         New York, New York  10017
                         Attention:  Alan H. Pleskow, Esq.
                         Telecopier:  (212) 758-2151

            Mortgagor:   Mendik Real Estate Limited Partnership
                         c/o Mendik Corporation
                         330 Madison Avenue
                         New York, New York  10017
                         Attention:  Mr. David R. Greenbaum
                         Telecopier:  (212) 867-4833

            Copy to:     Proskauer, Rose, Goetz & Mendelsohn, LLP
                         1585 Broadway
                         New York, New York 10036
                         Attention:  Lawrence J. Lipson, Esq.
                         Telecopier:  (212) 969-2900

             (b) Any party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties. Rejection or refusal to accept, or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed to be receipt of any such notice."

         5. As used in the New Note, the Original Mortgage and the other Loan Documents, the term "Mortgage" shall mean the Original Mortgage, as amended hereby.

        D. OTHER ASSURANCES. The Mortgagor shall promptly cause this Agreement, and such other agreements as the Mortgagee shall reasonably require, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Original Mortgage, as amended hereby, upon, and the interest of the Mortgagee in, the Mortgaged Property. The Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and shall hold harmless and indemnify the Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration, recording or enforcement of this Agreement.

       E. CHANGES ONLY IN WRITING. The Mortgagor acknowledges that this Agreement and all instruments referred to herein can be extended, modified or amended only in a writing executed by the Mortgagee and the Mortgagor and that none of the rights or benefits of the Mortgagee can be waived permanently except in a written document executed by the Mortgagee. The Mortgagor further acknowledges the Mortgagor's understanding that no officer or administrator of the Mortgagee has the power or the authority from the Mortgagee to make an oral extension or modification or amendment of any such instrument or agreement on behalf of the Mortgagee.

       F. BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the Mortgagor and the Mortgagee and their respective successors and assigns.

       G. DUPLICATE ORIGINALS AND COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which shall constitute but one instrument.

       H. PARTIAL INVALIDITY. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

       I. WAIVER OF JURY TRIAL. EACH OF THE MORTGAGOR AND THE MORTGAGEE HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE ORIGINAL NOTE, THE NEW NOTE, THE ORIGINAL MORTGAGE, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS.

       J. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                              MORTGAGEE:

                              FGH REALTY CREDIT CORP.,
                              a Delaware corporation

                              By:  /s/ Zanda J. Lynn
                                       Zanda J. Lynn
                                       Vice President


                              MORTGAGOR:

                              MENDIK REAL ESTATE LIMITED PARTNERSHIP,
                              a New York limited partnership

                              By: Mendik Corporation,
                                  general partner

                              By:  /s/ David R. Greenbaum
                                       David R. Greenbaum
                                       President


                              By:  NY Real Estate Services 1, Inc.
                              (f/k/a Hutton Real Estate Services XV, Inc.), general partner


                              By:  /s/ Kenneth L. Zakin
                                       Kenneth L. Zakin
                                       President


STATE OF NEW YORK )
            )          ss.:
COUNTY OF NEW YORK )

       On the 19th day of September, 1996, before me personally came Zanda J. Lynn, to me known, who, being duly sworn, did depose and say that she resides at c/o 292 Madison Avenue, New York, New York, that she is a Vice President of FGH REALTY CREDIT CORP., a Delaware corporation, the corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.

                              By:  /s/ James P. Murphy
                                       James P. Murphy
                                       Notary Public, State of New York
                                       No. 01MU5050744
                                       Qualified in Bronx County
                                       Commission Expires October 16, 1997

STATE OF NEW YORK      )
                 ) ss.:
COUNTY OF NEW YORK     )

       On this 9th day of September, 1996, before me personally came David R. Greenbaum, to me known to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he is the president of MENDIK CORPORATION, which is general partner of MENDIK REAL ESTATE LIMITED PARTNERSHIP, a New York general partnership, and that he executed the foregoing instrument in the partnership name of MENDIK REAL ESTATE LIMITED PARTNERSHIP, and that he had authority to sign the same, and acknowledged that he executed the same as the act and deed of said partnership.

                              By:  /s/ Michael Martinez
                                       Michael Martinez
                                       Notary Public, State of New York
                                       No. 01MA4987374
                                       Qualified in Bronx County
                                       Commission Expires October 15, 1997

STATE OF NEW YORK      )
               )  ss.:
COUNTY OF NEW YORK     )

       On this 9th day of September, 1996, before me personally came Kenneth L. Zakin, to me known to be the individual who executed the foregoing instrument and, who, being duly sworn by me, did depose and say that he is the president of NY REAL ESTATE SERVICES 1, INC.(f/k/a Hutton Real Estate Services XV, Inc.), which is general partner of MENDIK REAL ESTATE LIMITED PARTNERSHIP, a New York general partnership, and that he executed the foregoing instrument in the partnership name of MENDIK REAL ESTATE LIMITED PARTNERSHIP, and that he had authority to sign the same, and acknowledged that he executed the same as the act and deed of said partnership.

                              By:  /s/ Joan L. Calderon
                                       Joan Livingston Calderon
                                       Notary Public, State of New York
                                       No. 31-4896362
                                       Qualified in New York City
                                       Commission Expires July 6, 1997


                                   SCHEDULE A

                                 [GROUND LEASE]

  Lease dated September 30, 1977 made between Richard M. Harmonay, S. Leo Harmonay and Philip Becker, as trustees under the Last Will and Testament of William L. Harmonay, as lessor and the Michael Harmonay Corporation, as lessee, a memorandum of which lease, dated September 30, 1977 was recorded on October 13, 1977 in Liber 7425, Cp. 760, as assigned by Assignment and Assumption of Lease made from 550/600 Mamaroneck Company, dated September 4, 1986 and recorded October 9, 1986 in Liber 8583 Cp. 7.

  Lease dated September 30, 1977 made between Richard M. Harmonay, S. Leo Harmonay and Philip Becker, as trustees under the Last Will and Testament of William L. Harmonay, as lessor and the Michael Harmonay Corporation, as lessee, a memorandum of which lease, dated September 30, 1977 was recorded on October 13, 1977 in Liber 7425, Cp. 754, as assigned by Assignment and Assumption of Lease made from 550/600 Mamaroneck Company, dated September 4, 1986 and recorded October 9, 1986 in Liber 8583 Cp. 15.


                                   SCHEDULE B
                               LEGAL DESCRIPTION

PARCEL I

ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Harrison, County of Westchester and State of New York, being more particularly bounded and described as follows:

BEGINNING at a point formed by the intersection of the southerly side of Union Avenue with the easterly side of Mamaroneck Avenue;

RUNNING THENCE along the southerly side of Union Avenue the following two (2) courses and distances:

       1. South 86 degrees 51 minutes 45 seconds East, 206.69 feet

       2. Southerly on a curve to the right having a radius of 575 feet a distance of 466.46 feet to a point;

THENCE South 3 degrees 08 minutes 15 seconds West, 345.05 feet to a point;

THENCE North 86 degrees 51 minutes 45 seconds West, 623.67 feet to the easterly side of Mamaroneck Avenue;

THENCE along the said easterly side of Mamaroneck Avenue North 3 degrees 08 minutes 15 seconds East, 524.14 feet to the point or place of BEGINNING.

PARCEL II

ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Harrison, County of Westchester and State of New York being more particularly bounded and described as follows:

BEGINNING at a point on the easterly side of Mamaroneck Avenue distant 524.14 feet southerly as measured along the same from its intersection with the southerly side of Union Avenue;

RUNNING THENCE along the said easterly side of Mamaroneck Avenue the following two courses and distances:

       1. South 3 degrees 08 minutes 15 seconds West, 231.12 feet to a point;
       2 South 3 degrees 08 minutes 20 seconds West, 374.85 feet to a point;

THENCE South 61 degrees 59 minutes 42 seconds East, 74.98 feet to a point;

THENCE South 86 degrees 51 minutes 45 seconds East, 291.97 feet to a point;

THENCE North 48 degrees 08 minutes 15 seconds East, 372.87 feet to a point;

THENCE North 3 degrees 08 minutes 15 seconds East, 373.84 feet to a point;

THENCE North 86 degrees 51 minutes 45 seconds West, 623.67 feet to point or place of BEGINNING.